UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to §240.14a-12

INTEGRATED DEVICE TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Integrated Device Technology , Inc.

Commission File No. of Subject Company: 000-12695

RENESAS TO ACQUIRE IDT STEERING THE FUTURE OF INNOVATION September 11, 2018 © 2018 Renesas Electronics Corporation. All rights reserved. [Note] IDT: Integrated Device Technology, Inc.

Page © 2018 Renesas Electronics Corporation. All rights reserved. Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Subject Company: Integrated Device Technology, Inc. Commission File No. of Subject Company: 000-12695 Additional Information and Where to Find It  This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.  Participants in the Solicitation  IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com  Cautionary Statement Regarding Forward-Looking Statements  This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.  Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

TRANSACTION SUMMARY

Transaction Consideration	• $6.7 billion equity value
	  • $49.00 per share in cash
	  • Premium of approximately 29.5% to IDT's unaffected closing share price on August 30, 2018
	• $7.2 billion enterprise value

Source of Financing	• Approximately JPY 679 billion of new debt and remainder from the companies' cash on balance sheet (i.e. No issuance of additional share capital for this transaction)
Pro Forma Capitalization	• Gross debt and net debt of approximately JPY 873 billion and JPY 757 billion respectively (1) • LTM (2) net debt / Non-GAAP EBITDA of 3.2x at closing, to be paid down to 1.0x in 2+ years (1) • EBITDA expansion and enhanced FCF from lower capex requirement contributes to rapid deleverage
Financial Impact	• Immediately and highly accretive to non-GAAP gross margin and non-GAAP EPS by approximately 1.6%pts and 18% respectively (3) • Expect $250+ million/year (4) impact from growth and cost savings in the long term • $80+ million (4) cost savings to be achieved within 2 years after closing • Estimated goodwill + M&A related intangibles / Net asset of 1.6x (5), similar to comparable precedent semi deals
Approval & Closing	• Approval by IDT shareholders • Regulatory approval and customary closing conditions • Expected to close in the 1st half of 2019

(1) FY19 (ending 12/31/2019) pro-forma basis, assuming the acquisition closes in the 1st half of FY19.
(2) LTM: Last Twelve Month
(3) Based on Renesas FY17/12 actual and IDT FY18/3 actual, non-GAAP basis.
(4) Expected annual run rate non-GAAP operating income
(5) Inclusive of existing goodwill and M&A related intangibles on Renesas balance sheet.

© 2018 Renesas Electronics Corporation. All rights reserved.

Page 3

RENESAS

Strategic rationale Page Inorganic Organic Broad-Based Automotive Industrial Selective Investments SoCs MCUs Analog & Mixed-Signal Power Discretes Strategic Partnerships and Alliances Strategic Investments Including Further Acquisitions Inorganic + Organic Approaches Intensive R&D Data Center Addressable Market Executing consistent acquisition strategy to strengthen Renesas’ analog mixed-signal capability Product Offering © 2018 Renesas Electronics Corporation. All rights reserved.

A UNIQUE ANALOG MIXED-SIGNAL COMPANY WITH SOLID REVENUE GROWTH AT 15% CAGR (2014-2018)

Continue to add analog mixed-signal products around processors to drive solution offerings

Product

Core Technology – Analog Mixed-Signal

Real-Time Interconnect	RF, Optical	Power	Sensors
▪ ADVANCED TIMING ▪ MEMORY INTERFACE ▪ MEMORY PMIC	▪ 4G & 5G RF ▪ OPTICAL ▪ RF SATCOM, MMWAVE	▪ AUTOMOTIVE PMIC ▪ WIRELESS POWER	▪ AUTOMOTIVE SENSOR ICs ▪ INDUSTRIAL SENSORS ▪ HEALTH & MEDICAL SENSORS ▪ LIDAR

IDT

CREATE GROWTH IN "DATA ECONOMY"

Data Sensing | **Data Interconnect** | **Data Storage**

Application



Sensors



Industrial



Wireless Infrastructure



Network Communications



Data Center



Automotive

© 2018 Renesas Electronics Corporation. All rights reserved.

Page 5

BIG IDEAS FOR EVERY SPACE

RENESAS

Page Adding the Number of Verticals Served Data Center Automotive Auto Broad-based Industrial Energy Communication POWER MANAGEMENT PROCESSING SENSING ACTUATION HUMAN INTERFACE INTERCONNECT Data Processing STORAGE © 2018 Renesas Electronics Corporation. All rights reserved.

STORAGE Page Growing Data Center Market Connecting Data & Billions of Things INTERCONNECT Evolving Data Centers / Cloud Address Fast-Growing Data Economy AND Connected World Create growth in data economy fields with IDT’s analog mixed-signal products for data sensing, storage and interconnect Annual Global IP Traffic (1) 1.2 ZB # of Hyper-scale Data Centers (2) 338 628 CAGR 13% 3.3 ZB CAGR 24% (3) 2016 2021 Source: Cisco Visual Networking Index: Forecast and Methodology, 2016-2021 (June 6, 2017) Source: Cisco Global Cloud Index, 2016-2021 1 Zettabytes [ZB] = 1,000 Exabytes [EB], 1 EB = 1,000,000,000 Gigabytes [GB], 1 ZB = 1 trillion GB © 2018 Renesas Electronics Corporation. All rights reserved. SENSING Growing Global Data Traffic

Page Compelling Financial Benefits Revenue(1) Gross Margin Operating Margin FY2018/3 numbers Based on Renesas TSO of 1.7 billion JPY 782B (USD 7,105M) JPY 93B (USD 843M) (JPY, Non-GAAP) JPY 874B (USD 7,947M) 46.7% 62.1% 48.3% 16.4% 27.6% 17.6% JPY 203B (USD 1,845M) JPY 30B (USD 272M) JPY 233B (USD 2,117M) EBITDA(1) Immediately and highly accretive to non-GAAP gross margin and non-GAAP EPS by approximately 1.6%pts and 18% respectively (2) (3) Source: Company filings Based on USD/JPY=110 FY2017/12 actual numbers JPY 74.30 (USD 0.68) JPY 170.50 (USD 1.55) JPY 88.44 (USD 0.80) © 2018 Renesas Electronics Corporation. All rights reserved. EPS (4)

Page Cross-Sell R&D / SG&A COGS Embedded Solution Minimal customer and product overlap Renesas’ strong and broad customer base to fuel IDT’s growing auto / industrial products IDT’s well-positioned data center and communication infrastructure to provide new opportunities to Renesas Scale allows for procurement cost savings Drive down operation costs through global joint process improvement activities Combination of MCU / SoC and various analog mixed-signal offers higher value　solutions for fast-growing applications (e.g. automotive, industrial and healthcare / medical) Minimal elimination of overlapped R&D spend Operational efficiencies resulting from greater scale business platform Reduction in admin costs including logistics, licensing and public company expenses Potential opportunities Successful integration with Intersil has created solid foundation for further innovation with IDT Revenue Opportunity [$160+M] Cost Savings [$90+M] © 2018 Renesas Electronics Corporation. All rights reserved.

THE COMBINATION ENABLES INNOVATIVE SYSTEM-LEVEL SOLUTION OFFERINGS

RENESAS | ex-intersil | IDT

PRODUCT

AUTOMOTIVE	INDUSTRIAL	DATA CENTER	BROAD-BASED
MCU, SoC, VSP, BMIC, Wireless Power, Sensor, Advanced Timing, RF, PMIC	MCU (e-AI / SOTB), SoC, PMIC, TOF, Wireless Power, Regs, Advanced Timing, Memory Interface, Sensor, RF	LD, PMIC, Regs, Memory Interface, Advanced Timing, Sensor, Optical, Real-Time Interconnect	MCU, PMIC, Regs, BMIC, AFE, Wireless Power, Sensor, Advanced Timing

APPLICATION

AUTOMOTIVE

ADAS Autonomous Driving





Integrated In-vehicle System

INDUSTRIAL

Motor System Solution





Smart City Smart Infra

DATA CENTER

Data Server





Optical Connectivity

BROAD-BASED

Medical Healthcare Monitoring





Smart Living

ADAS Advanced Driver Assistance System
AFE Analog Front End
BMIC Battery Management IC
LD Lase Diode
PMIC Power Management IC
Regs Switching Regulator
RF Radio Frequency
SSC Sensor Signal Conditioner
SOTB Silicon On Thin Buried oxide
TOF Time Of Flight
VSP Video Signal Processor

© 2018 Renesas Electronics Corporation. All rights reserved.
Page 10
BIG IDEAS FOR EVERY SPACE RENESAS

RENESAS – INTERSIL INTEGRATION

Solid post-merger execution creating a foundation for further innovation



(Non-GAAP, USDM)
Sales
EBITDA
$522
+20%
$123
+60%
FY2015(A)
FY2017(A)

Integration

Based on the original plan pre-closing:

- ✓ Integrated worldwide management team and organizations
- ✓ Corporate and product brand consolidation
- ✓ Completed site integrations in most regions (USA, GER, FRA, UK, CHN, TWN, JPN)
- ✓ Eliminated overlapped and underperforming distributors

Growth / Synergy Drivers

- ✓ **Cross-sell**: Increasing design-ins via both channels for a total of 300+ projects or LTV(1) of $85+m in short term (e.g. PMIC for electric tools/USA and DSLR(2) /JPN, MCU for industrial LED lighting/USA and colostomy bag/USA, etc.)
- ✓ **Kit Solution Development**: LTV of $550m new design-in opportunities. Reference board and chip development on track. (e.g. MCU + AFE(3) for building/home smoke detection, MCU + BMIC (4) for electric vehicle, etc.)
- ✓ **Cost Savings**:
  - Reduction of administrative expenses achieved as planned. Further opportunities exist in logistics and IT fields.
  - Joint improvement initiatives leveraging Renesas manufacturing expertise and capabilities (e.g. process yield improvement, idle equipment utilization)

(1) Life Time Value
(2) Digital Single Lens Reflex camera
(3) Analogy Front End
(4) Battery Management IC

© 2018 Renesas Electronics Corporation. All rights reserved.

Page 11
BIG IDEAS FOR EVERY SPACE
RENESAS

Page Financial Contribution TARGET (1) Accelerate innovation and improvements by leveraging lessons learned from Intersil integration $170+ $170 $250+ $90+ $160+ $80 $80+ $60+ $40 Renesas + Intersil (Announced Plan) Renesas + Intersil (Current Projection) Renesas + IDT $110+ $130 $60 Cost Savings Revenue Opportunities Target annual run rate non-GAAP operating income. © 2018 Renesas Electronics Corporation. All rights reserved. (Non-GAAP, USDM)

Page 1.0x Net Debt /EBITDA(1) Rapid Deleverage Solid Deleveraging Capacity At Closing 2+ years Enhanced Free Cash Flow Generation EBITDA Expansion Increased cash flows as a result of combination with a highly profitable company Renesas’ capital expenditures to stay at the minimum level for some years since all necessary investments have already been made Renesas’ on-going topline growth and margin expansion Ramp-up of revenue growth and cost savings by the combination of Renesas + Intersil + IDT Pro-forma leverage of the combined company, Non GAAP EBITDA basis Inclusive of existing debt on Renesas balance sheet (gross debt and net debt estimated to be JPY873 billion and JPY757 billion respectively, assuming the closing occurs in 1H of FY2019). 3.2 x (2) ü ü ü ü © 2018 Renesas Electronics Corporation. All rights reserved.

KEY TAKEAWAYs Complementary products expand the combined company’s solution portfolio Reach more customers with more products in fast-growing applications Further globalization as “One Global Renesas” Consistent acquisition strategy accelerating growth Page © 2018 Renesas Electronics Corporation. All rights reserved.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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